Exhibit 99.2 2Q 2019 Strategic & Financial Highlights Charles E. Jones, President and CEO Steven E. Strah, SVP and CFO July 2019

Non-GAAP Financial Matters This presentation contains references to non-GAAP financial measures including, among others, Operating earnings (loss), Operating earnings (loss) per share and Operating earnings (loss) per share by segment. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (GAAP). Operating earnings (loss), Operating earnings (loss) per share and Operating earnings (loss) per share by segment are not calculated in accordance with GAAP to the extent they exclude the impact of “special items.” Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items also reflect the adjustment to include the full impact of share dilution from the $2.5 billion equity issuance in January 2018. Special items are not necessarily non-recurring. FirstEnergy Corp. (FE or the Company) management cannot estimate on a forward-looking basis the impact of these items in the context of Operating earnings (loss) per share growth projections because these items, which could be significant, are difficult to predict and may be highly variable. Consequently, the Company is unable to reconcile Operating earnings (loss) per share growth projections (i.e. CAGR) to a GAAP measure without unreasonable effort. Operating earnings (loss) per share and Operating earnings (loss) per share for each segment is calculated by dividing Operating earnings (loss), which excludes special items as discussed above, for the periods presented in 2018 by 538 million shares, 539 million shares in the second quarter of 2019 and by 540 million shares for the third quarter and full year 2019, which reflects the full impact of share dilution from the equity issuance in January 2018. Management uses non-GAAP financial measures such as Operating earnings (loss) and Operating earnings (loss) per share to evaluate the company’s performance and manage its operations and frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Additionally, management uses Operating earnings (loss) per share by segment to further evaluate the company’s performance by segment and references this non-GAAP financial measure in its decision-making. Management believes that the non-GAAP financial measures of Operating earnings (loss), Operating earnings (loss) per share and Operating earnings (loss) per share by segment provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the company against its peer group by presenting period-over-period operating results without the effect of certain charges or benefits that may not be consistent or comparable across periods or across the company’s peer group. All of these non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures. Also, the non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Pursuant to the requirements of Regulation G, FirstEnergy has provided, where possible without unreasonable effort, quantitative reconciliations within this presentation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. 2 July 2019

Financial and Business Updates 2Q 2019 Results ■ Reported GAAP earnings of $0.58 per share ■ Reported Operating (non-GAAP) earnings of $0.61 per share* – Slightly higher than the midpoint of our 2Q earnings guidance range of $0.55 - $0.65 ■ Continued execution of our customer service-oriented growth opportunities Transmission Updates ■ Energizing the Future: on pace for $1.2B in planned investments in 2019 – Remain on track to bring 600-700 projects in-service in 2019 ■ Last week, participated in a transmission summit hosted by the PUCO – FE team briefed the PUCO and Staff on our Energizing the Future program ■ Developed APEX, a new transmission performance management process Energizing the Future ■ Investments focused on grid modernization, ■ ATSI region investments since 2014 have enhanced security, and operational flexibility, resulted in 52% ↓ in number of customers while upgrading aging infrastructure affected by transmission outages * Refer to slide 11 for reconciliation between GAAP and Operating (non-GAAP) earnings 3 July 2019

Financial and Business Updates (Continued) PA and NJ Updates ■ On May 23, PA PUC approved modified Long-Term Infrastructure Investment Plans (LTIIPs) – Modification increases spend in 2019 by $85M – Includes acceleration of planned 2020 capital and additional capital to support enhanced reliability – In August, plan to file new LTIIPs for 2020-2024 period ■ Signed a non-binding term sheet to transfer responsibility for decommissioning Three Mile Island Unit 2 (TMI-2) to a subsidiary of EnergySolutions, LLC – TMI-2 was acquired in 2001 as part of the GPU merger – Currently licensed to GPU Nuclear and owned by Met-Ed, Penelec and JCP&L – Process requires numerous regulatory approvals – Would transfer future nuclear obligations from FE and further simplify our regulated focus ■ In May, NJ BPU approved our 2-year, $97M JCP&L Reliability Plus plan (June 2019 - Dec. 2020) – Includes projects designed to enhance safety, reliability, and resiliency of our NJ distribution system 4 July 2019

Financial and Business Updates (Continued) Ohio Updates ■ On July 17, received PUCO decision on our supplemental stipulation on tax reform and grid modernization – Approved by a 5-0 vote – Order fully resolves the impact of the Tax Cuts and Jobs Act, with customers receiving 100% of the tax savings – Grid modernization includes investments of $516M over 3 years ■ On July 15, filed our 2018 Significantly Excessive Earnings Test (SEET) with PUCO – Utilities’ ROEs in 2018 continue to be well below the calculated SEET threshold – On July 17, a change to Ohio legislation passed that allows our utilities to file one combined SEET – Allows our utilities to implement rates in a manner that best serves customers across our Ohio footprint Grid Mod Investments Grid Mod Benefits ■ 700,000 Advanced Meters and associated AMI technology ■ Reliability and operational improvements ■ Distribution Automation on 200 Circuits ■ Reduced energy consumption ■ Integrated Volt Var Control on 200 Circuits ■ Enhanced data access ■ Advanced Distribution Management System (“ADMS”) ■ Enable future grid modernization investments 5 July 2019

Financial and Business Updates (Continued) Ohio Updates (cont.) ■ On July 23, House Bill 6 was approved by the Ohio legislature – We believe this bill is good for customers – Contributes to Ohio’s economic success and the security and resiliency of the regional electric grid, while mitigating the potential impact of uncertain electric markets on our customers’ electric bills – Includes provisions that allow electric utilities to implement a decoupling mechanism (2018 baseline) – We are reviewing the potential impacts to our customers and the companies – Could seek approval for this mechanism later in the year ■ On June 19, Ohio Supreme Court issued a 4-3 decision calling for the removal of Rider DMR from current rates – On July 1, our Ohio utilities filed a Motion for Reconsideration – Proactively filed with the PUCO to make the DMR charges billed during the reconsideration period – which began July 1 – subject to refund if the Court ultimately orders that the rider must be removed from our rate plan 6 July 2019

Guidance Updates Earnings Guidance ■ Updating 2019 GAAP earnings forecast to $1.265B - $1.425B, or $2.34 - $2.64 per share based on 540 million shares outstanding ■ Affirming 2019 Operating (non-GAAP) earnings guidance of $2.45 - $2.75 per fully diluted share* – Excluding DMR benefit of ~$0.12 per share in 2H 2019, we would expect results in the lower half of the range ■ Introducing 3Q 2019 GAAP and Operating (Non-GAAP) earnings guidance of $365M - $430M, or $0.68 - $0.80 per share based on 540 million shares outstanding* – Includes DMR benefit of ~$0.06 per share ■ Affirming Long-Term Operating (non-GAAP) EPS CAGR* projection of 6% - 8% from 2018 through 2021 * Refer to slide 2 for information on Non-GAAP Financial Matters and slide 21 for 2019F reconciliation between GAAP and Operating (non-GAAP) earnings. 7 July 2019

(GAAP) (Non-GAAP) 2Q 2019 Earnings Results 2Q19 vs. 2Q18 EPS Variance Basic EPS Operating EPS* Regulated Distribution ($0.31) ($0.06) Quarter-over-Quarter (Basic EPS / Operating EPS*) Regulated Transmission --- $0.03 Corporate / Other $0.61 $0.02 2Q Results FE Consolidated $0.30 ($0.01) ■ Continue to present all operating results and projections on a fully diluted basis – Additional information is available in the Earnings Supplement of the 2Q 2019 Strategic and Financial Highlights ■ Reported 2Q 2019 GAAP earnings of $0.58 per basic and diluted share – Results include the impact from the exit of competitive generation and the impact of full dilution from the equity issuance in 2018 ■ Reported 2Q 2019 Operating (non-GAAP) earnings* of $0.61 per share ■ Regulated Distribution ($0.31) / ($0.06) – Results driven primarily by lower customer load from mild spring weather and the absence of last year’s benefit from a court ruling on costs incurred for renewable energy credits in Ohio – Special items – include the impact from the exit of competitive generation and the impact of full dilution ■ Regulated Transmission: – / +$0.03 – Favorable results driven primarily by higher rate base from continued investments in Energizing the Future ■ Corporate / Other: +$0.61 / +$0.02 – Favorable results due to lower expenses, partially offset by higher interest expense – Special items – include the impact from the exit of competitive generation and the impact of full dilution Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5 billion equity issuance in January 2018. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% in the second quarter of 2019 and 2018 * Refer to slide 11 for reconciliation between GAAP and Operating (non-GAAP) earnings 8 July 2019

Rating Agency Updates Rating Agencies ■ On July 23, Moody’s upgraded the credit ratings of several of our utilities Cleveland Electric Ohio Edison Toledo Edison Pennsylvania Power Illuminating Date 7/23/2019 Action Upgrade Upgrade Upgrade Upgrade Issuer Rating Change To Baa2 from Baa3 To A3 from Baa1 To Baa1 from Baa3 To A3 from Baa1 Outlook Stable Positive Stable Positive – Continued upgrades demonstrate the underlying strength and positive momentum of our regulated platform ■ Recently, S&P revised its group rating methodology and as a result, we expect to see positive actions for several of our operating companies We are pleased with our progress through the first half of the year and remain focused on meeting our commitments to the investment community and executing on our plans 9 July 2019

Earnings Supplement to the Financial Community TABLE OF CONTENTS (Slide) 11. 2Q Earnings Summary and Reconciliation 12. YTD Earnings Summary and Reconciliation 13. 2Q Earnings Drivers by Segment 14. Special Items Descriptions 15. 2Q 2019 Earnings Results 16. 2Q 2018 Earnings Results 17. Quarter-over-Quarter Earnings Comparison 18. YTD 2019 Earnings Results 19. YTD 2018 Earnings Results 20. Year-over-Year Earnings Comparison 21. 2019F GAAP to Operating (Non-GAAP) Earnings Reconciliation 22. Forward-Looking Statements Irene M. Prezelj, Vice President Gina E. Caskey, Senior Advisor Jake M. Mackin, Consultant prezelji@firstenergycorp.com caskeyg@firstenergycorp.com mackinj@firstenergycorp.com 330.384.3859 330.761.4185 330.384.4829 10 July 2019

Quarterly Summary

	2Q 2019	2Q 2018	Change
GAAP Earnings (Loss) Per Basic Share	**$0.58**	**$0.28**	**$0.30**
Special Items	$0.03	$0.34	$(0.31)
Operating (Non-GAAP) Earnings Per Share	**$0.61**	**$0.62**	**$(0.01)**

Quarterly Reconciliation

EPS Variance Analysis (in millions, except per share amounts)	Regulated Distribution	Regulated Transmission	Corporate / Other	FirstEnergy Corp. Consolidated
2Q 2018 Net Income (Loss) attributable to Common Stockholders (GAAP)	**$377**	**$104**	**$(347)**	**$134**
2Q 2018 Basic Earnings (Loss) Per Share (avg. shares outstanding 477M)	**$0.79**	**$0.22**	**$(0.73)**	**$0.28**
Special Items - 2018				
Impact of full dilution	(0.09)	(0.03)	0.39	0.27
Regulatory charges	(0.17)	—	—	(0.17)
Tax reform	0.02	—	—	0.02
Deb redemption costs	—	—	0.21	0.21
Exit of competitive generation	—	—	0.01	0.01
Total Special Items - 2Q 2018	(0.24)	(0.03)	0.61	0.34
2Q 2018 Operating Earnings (Loss) Per Share - Non-GAAP (538M fully diluted shares)	**$0.55**	**$0.19**	**$(0.12)**	**$0.62**
Distribution Deliveries	(0.08)	—	—	(0.08)
Transmission Margin	—	0.02	—	0.02
Net Operating and Miscellaneous Expenses	0.03	—	0.03	0.06
Absence of Ohio AER Ruling	(0.03)	—	—	(0.03)
Depreciation	(0.01)	—	—	(0.01)
Net Financing Costs	0.01	—	(0.01)	—
Effective Tax Rate	0.02	0.01	—	0.03
2Q 2019 Operating Earnings (Loss) Per Share - Non-GAAP (539M fully diluted shares)	**$0.49**	**$0.22**	**$(0.10)**	**$0.61**
Special Items - 2019				
Impact of full dilution	0.01	—	(0.01)	—
Exit of competitive generation	(0.02)	—	(0.01)	(0.03)
Total Special Items - 2Q 2019	(0.01)	—	(0.02)	(0.03)
2Q 2019 Basic Earnings (Loss) Per Share (avg. shares outstanding 532M)	**$0.48**	**$0.22**	**$(0.12)**	**$0.58**
2Q 2019 Net Income (Loss) attributable to Common Stockholders (GAAP)	**$258**	**$116**	**$(66)**	**$308**

Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5 billion equity issuance in January 2018. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% in the second quarter of 2019 and 2018.

Note: Refer to slide 2 for information on Non-GAAP Financial Matters.

11 July 2019

FIRSTENERGY

Year-to-Date Summary

	2019	2018	Change
GAAP Earnings (Loss) Per Basic Share	**$1.17**	**$2.86**	**$(1.69)**
Special Items	$0.11	$(1.57)	$1.68
Operating (Non-GAAP) Earnings Per Share	**$1.28**	**$1.29**	**$(0.01)**

Year-to-Date Reconciliation

EPS Variance Analysis (in millions, except per share amounts)	Regulated Distribution	Regulated Transmission	Corporate / Other	FirstEnergy Corp. Consolidated
2018 Net Income attributable to Common Stockholders (GAAP)	**$699**	**$203**	**$462**	**$1,364**
2018 Basic Earnings Per Share (avg. shares outstanding 477M)	**$1.47**	**$0.43**	**$0.96**	**$2.86**
Special Items - 2018				
Impact of full dilution	(0.17)	(0.05)	0.47	0.25
Regulatory charges	(0.16)	—	—	(0.16)
Tax reform	0.02	—	—	0.02
Deb redemption costs	—	—	0.21	0.21
Exit of competitive generation	—	—	(1.89)	(1.89)
Total Special Items - 2018	(0.31)	(0.05)	(1.21)	(1.57)
2018 Operating Earnings (Loss) Per Share - Non-GAAP (538M fully diluted shares)	**$1.16**	**$0.38**	**$(0.25)**	**$1.29**
Distribution Deliveries	(0.07)	—	—	(0.07)
Transmission Margin	—	0.04	—	0.04
Net Operating and Miscellaneous Expenses	0.03	(0.01)	0.03	0.05
Absence of Ohio AER Ruling	(0.03)	—	—	(0.03)
Depreciation	(0.03)	—	—	(0.03)
Net Financing Costs	0.02	(0.01)	(0.02)	(0.01)
Absence of Pleasants Commodity Margin	—	—	(0.03)	(0.03)
Effective Tax Rate	0.02	0.01	0.03	0.06
Other	—	—	0.01	0.01
2019 Operating Earnings (Loss) Per Share - Non-GAAP (539M fully diluted shares)	**$1.10**	**$0.41**	**$(0.23)**	**$1.28**
Special Items - 2019				
Impact of full dilution	0.01	0.01	(0.02)	—
Regulatory charges	0.01	—	—	0.01
Exit of competitive generation	(0.02)	—	(0.10)	(0.12)
Total Special Items - 2019	—	0.01	(0.12)	(0.11)
2019 Basic Earnings (Loss) Per Share (avg. shares outstanding 531M)	**$1.10**	**$0.42**	**$(0.35)**	**$1.17**
2019 Net Income (Loss) attributable to Common Stockholders (GAAP)	**$587**	**$220**	**$(184)**	**$623**

Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5 billion equity issuance in January 2018. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% in the years 2019 and 2018.

Note: Refer to slide 2 for information on Non-GAAP Financial Matters.

12 July 2019

FIRSTENERGY

Earnings Drivers: 2Q 2019 vs. 2Q 2018

Regulated Distribution (RD)

- **Distribution Deliveries:** Total distribution deliveries decreased earnings $0.08 per share due to lower customer load, primarily driven by weather.



Q-o-Q Weather-Adjusted Distribution Deliveries
(2.4)%
(3.2)%
(1.7)%
(2.4)%
Residential
Commercial
Industrial
Total



Q-o-Q Actual Distribution Deliveries
(9.7)%
(5.6)%
(1.7)%
(5.5)%
Residential
Commercial
Industrial
Total

- **Net Operating and Miscellaneous Expenses:** Lower O&M increased earnings $0.03 per share.
- **Absence of Ohio AER Ruling:** The absence of the benefit from the Supreme Court of Ohio's ruling on the recoverability of renewable energy credits recognized in 2Q 2018 decreased earnings $0.03 per share.
- **Depreciation:** Higher depreciation expense decreased earnings $0.01 per share, primarily due to a higher asset base.
- **Net Financing Costs:** Lower net financing costs increased earnings $0.01 per share, primarily reflecting lower interest expense as a result of various debt maturities and refinancings at lower rates.
- **Effective Tax Rate:** Lower segment ETR increased earnings $0.02 per share.
- **Special Items:** In the second quarter of 2019 and 2018, special items totaled $0.01 per share and ($0.24) per share, respectively.

Regulated Transmission (RT)

- **Transmission Margin:** Higher transmission margin increased earnings $0.02 per share, primarily due to higher rate base at Mid-Atlantic Interstate Transmission, LLC (MAIT) and American Transmission Systems, Incorporated (ATSI).
- **Effective Tax Rate:** Lower segment ETR increased earnings $0.01 per share.
- **Special Items:** In the second quarter of 2019 and 2018, special items were $0.00 per share and ($0.03) per share, respectively.

Corporate / Other (Corp)

- **Net Operating and Miscellaneous Expenses:** Lower expenses increased results $0.03 per share.
- **Net Financing Costs:** Higher interest expense on long-term debt decreased results $0.01 per share.
- **Special Items:** In the second quarter of 2019 and 2018, special items totaled $0.02 per share and $0.61 per share, respectively.

13 July 2019 FIRSTENERGY

Special Items Descriptions ▪ Regulatory charges: Primarily reflects the impact of regulatory agreements or orders requiring certain commitments and/or disallowing the recoverability of costs, net of related credits. ▪ Tax reform: Primarily reflects charges and credits resulting from the Tax Cuts and Jobs Act. ▪ Debt redemption costs: Primarily reflects costs associated with the redemption and early retirement of debt. ▪ Exit of competitive generation: Primarily reflects charges or credits resulting from the exit of competitive operations and impairments of certain non-core assets, including the impact of deconsolidating FES, its subsidiaries and FENOC, following their voluntary petitions for bankruptcy protection on March 31, 2018. ▪ Impact of full dilution: Represents the dilutive impact of increasing weighted average shares outstanding to reflect the full impact of share dilution from the $2.5 billion equity issuance in January 2018, including preferred dividends and conversion of preferred stock to common shares. ▪ In the Corp segment, this includes the addback of preferred share dividends and undistributed earnings to preferred shareholders of $9 million and $43 million in the first six months of 2019 and 2018, respectively, and non-cash deemed dividends for the amortization of the beneficial conversion feature of $261 million million in the first six months of 2018. These amounts are considered a deduction to arrive at Net Income attributable to Common Stockholders under GAAP, and are added back to the calculation of Operating (Non- GAAP) earnings given the assumption that all preferred stock is converted. Note: Special items represent charges incurred or benefits realized, including share dilution, that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. 14 July 2019

2nd Quarter 2019

	(in millions, except for per share amounts)	GAAP				Special Items				Operating (Non-GAAP)			
		RD	RT	Corp	FE	RD	RT	Corp	FE	RD	RT	Corp	FE
(1)	Electric sales	$ 2,131	$ 367	$ (32)	$ 2,466	$ —	$ —	$ —	$ —	$ 2,131	$ 367	$ (32)	$ 2,466
(2)	Other	61	5	(16)	50	—	—	—	—	61	5	(16)	50
(3)	Total Revenues	2,192	372	(48)	2,516	—	—	—	—	2,192	372	(48)	2,516
(4)	Fuel	129	—	—	129	—	—	—	—	129	—	—	129
(5)	Purchased power	606	—	5	611	—	—	—	—	606	—	5	611
(6)	Other operating expenses	630	64	(88)	606	(9) [a]	—	27 [a]	18	621	64	(61)	624
(7)	Provision for depreciation	220	71	18	309	—	—	—	—	220	71	18	309
(8)	Amortization of regulatory assets, net	34	3	—	37	—	—	—	—	34	3	—	37
(9)	General taxes	177	52	10	239	—	—	—	—	177	52	10	239
(10)	Total Operating Expenses	1,796	190	(55)	1,931	(9)	—	27	18	1,787	190	(28)	1,949
(11)	Operating Income (Loss)	396	182	7	585	9	—	(27)	(18)	405	182	(20)	567
(12)	Miscellaneous income, net	46	4	30	80	2 [a]	—	(2) [a]	—	48	4	28	80
(13)	Interest expense	(124)	(48)	(87)	(259)	—	—	—	—	(124)	(48)	(87)	(259)
(14)	Capitalized financing costs	7	8	1	16	—	—	—	—	7	8	1	16
(15)	Total Other Expense	(71)	(36)	(56)	(163)	2	—	(2)	—	(69)	(36)	(58)	(163)
(16)	Income (Loss) Before Income Taxes	325	146	(49)	422	11	—	(29)	(18)	336	146	(78)	404
(17)	Income taxes (benefits)	67	30	(16)	81	3 [a]	—	(6) [a]	(3)	70	30	(22)	78
(18)	Income (Loss) From Continuing Operations	258	116	(33)	341	8	—	(23)	(15)	266	116	(56)	326
(19)	Discontinued operations, net of tax	—	—	(29)	(29)	—	—	29 [a]	29	—	—	—	—
(20)	Net Income (Loss)	258	116	(62)	312	8	—	6	14	266	116	(56)	326
(21)	Income Allocated to Preferred Stockholders	—	—	4	4	—	—	(4) [b]	(4)	—	—	—	—
(22)	Net Income (Loss) Attributable to Common	$ 258	$ 116	$ (66)	$ 308	$ 8	$ —	$ 10	$ 18	$ 266	$ 116	$ (56)	$ 326
(23)	Average Shares Outstanding	532				539				539			
(24)	Earnings (Loss) per Share	$ 0.48	$ 0.22	$ (0.12)	$ 0.58	$ 0.01	$ —	$ 0.02	$ 0.03	$ 0.49	$ 0.22	$ (0.10)	$ 0.61

Special Items (after-tax impact):	RD	RT	Corp	FE
(a) Exit of competitive generation	8	—	6	14
(b) Impact of full dilution	—	—	4	4
Impact to Earnings	$ 8	$ —	$ 10	$ 18

15 July 2019

FIRSTENERGY

2nd Quarter 2018

GAAP (in millions, except for per share amounts)

	(in millions, except for per share amounts)	RD	RT	Corp	FE
(1)	Electric sales	$ 2,291	$ 336	$ (56)	$ 2,571
(2)	Other	61	5	(12)	54
(3)	Total Revenues	2,352	341	(68)	2,625
(4)	Fuel	128	—	—	128
(5)	Purchased power	699	—	(2)	697
(6)	Other operating expenses	666	60	(42)	684
(7)	Provision for depreciation	200	62	21	283
(8)	Deferral of regulatory assets, net	(107)	—	—	(107)
(9)	General taxes	184	48	8	240
(10)	Total Operating Expenses	1,770	170	(15)	1,925
(11)	Operating Income (Loss)	582	171	(53)	700
(12)	Miscellaneous income, net	56	3	(11)	48
(13)	Interest expense	(129)	(42)	(184)	(355)
(14)	Capitalized financing costs	6	10	—	16
(15)	Total Other Expense	(67)	(29)	(195)	(291)
(16)	Income (Loss) Before Income Taxes (Benefits)	515	142	(248)	409
(17)	Income taxes (benefits)	138	38	(75)	101
(18)	Income (Loss) From Continuing Operations	377	104	(173)	308
(19)	Discontinued operations, net of tax	—	—	(9)	(9)
(20)	Net Income (Loss)	377	104	(182)	299
(21)	Income Allocated to Preferred Stockholders	—	—	165	165
(22)	Net Income (Loss) Attributable to Common	$ 377	$ 104	$ (347)	$ 134
(23)	Average Shares Outstanding		477		
(24)	Earnings (Loss) per Share	$ 0.79	$ 0.22	$ (0.73)	$ 0.28

Special Items

		RD	RT	Corp	FE
(1)	Electric sales	$ —	$ —	$ —	$ —
(2)	Other	—	—	—	—
(3)	Total Revenues	—	—	—	—
(4)	Fuel	—	—	—	—
(5)	Purchased power	—	—	—	—
(6)	Other operating expenses	70 (a)	—	(45) (b)	25
(7)	Provision for depreciation	—	—	—	—
(8)	Deferral of regulatory assets, net	52 (a)	—	—	52
(9)	General taxes	—	—	—	—
(10)	Total Operating Expenses	122	—	(45)	77
(11)	Operating Income (Loss)	(122)	—	45	(77)
(12)	Miscellaneous income, net	—	—	(1) (b)	(1)
(13)	Interest expense	—	—	103 (b)	103
(14)	Capitalized financing costs	—	—	—	—
(15)	Total Other Expense	—	—	102	102
(16)	Income (Loss) Before Income Taxes (Benefits)	(122)	—	147	25
(17)	Income taxes (benefits)	(40) (a) (c)	—	21 (b)	(19)
(18)	Income (Loss) From Continuing Operations	(82)	—	126	44
(19)	Discontinued operations, net of tax	—	—	(9) (b)	(9)
(20)	Net Income (Loss)	(82)	—	117	35
(21)	Income Allocated to Preferred Stockholders	—	—	(165) (d)	(165)
(22)	Net Income (Loss) Attributable to Common	$ (82)	$ —	$ 282	$ 200
(23)	Average Shares Outstanding		538		
(24)	Earnings (Loss) per Share	$ (0.24)	$ (0.03)	$ 0.61	$ 0.34

Operating (Non-GAAP)

		RD	RT	Corp	FE
(1)	Electric sales	$ 2,291	$ 336	$ (56)	$ 2,571
(2)	Other	61	5	(12)	54
(3)	Total Revenues	2,352	341	(68)	2,625
(4)	Fuel	128	—	—	128
(5)	Purchased power	699	—	(2)	697
(6)	Other operating expenses	736	60	(87)	709
(7)	Provision for depreciation	200	62	21	283
(8)	Deferral of regulatory assets, net	(55)	—	—	(55)
(9)	General taxes	184	48	8	240
(10)	Total Operating Expenses	1,892	170	(60)	2,002
(11)	Operating Income (Loss)	460	171	(8)	623
(12)	Miscellaneous income, net	56	3	(12)	47
(13)	Interest expense	(129)	(42)	(81)	(252)
(14)	Capitalized financing costs	6	10	—	16
(15)	Total Other Expense	(67)	(29)	(93)	(189)
(16)	Income (Loss) Before Income Taxes (Benefits)	393	142	(101)	434
(17)	Income taxes (benefits)	98	38	(54)	82
(18)	Income (Loss) From Continuing Operations	295	104	(47)	352
(19)	Discontinued operations, net of tax	—	—	(18)	(18)
(20)	Net Income (Loss)	295	104	(65)	334
(21)	Income Allocated to Preferred Stockholders	—	—	—	—
(22)	Net Income (Loss) Attributable to Common	$ 295	$ 104	$ (65)	$ 334
(23)	Average Shares Outstanding		538		
(24)	Earnings (Loss) per Share	$ 0.55	$ 0.19	$ (0.12)	$ 0.62

Special Items (after-tax impact):

Special Items (after-tax impact):	RD	RT	Corp	FE
(a) Regulatory charges	$ (94)	$ —	$ —	$ (94)
(b) Exit of competitive generation	—	—	117	117
(c) Tax reform	12	—	—	12
(d) Impact of full dilution	—	—	165	165
Impact to Earnings	$ (82)	$ —	$ 282	$ 200

16 July 2019

FIRSTENERGY

2nd Quarter 2019 vs 2nd Quarter 2018

	(in millions, except for per share amounts)	GAAP RD	GAAP RT	GAAP Corp	GAAP FE
(1)	Electric sales	$ (160)	$ 31	$ 24	$ (105)
(2)	Other	—	—	(4)	(4)
(3)	Total Revenues	(160)	31	20	(109)
(4)	Fuel	1	—	—	1
(5)	Purchased power	(93)	—	7	(86)
(6)	Other operating expenses	(36)	4	(46)	(78)
(7)	Provision for depreciation	20	9	(3)	26
(8)	Amortization of regulatory assets, net	141	3	—	144
(9)	General taxes	(7)	4	2	(1)
(10)	Total Operating Expenses	26	20	(40)	6
(11)	Operating Income (Loss)	(186)	11	60	(115)
(12)	Miscellaneous income, net	(10)	1	41	32
(13)	Interest expense	5	(6)	97	96
(14)	Capitalized financing costs	1	(2)	1	—
(15)	Total Other Expense	(4)	(7)	139	128
(16)	Income (Loss) Before Income Taxes	(190)	4	199	13
(17)	Income taxes (benefits)	(71)	(8)	59	(20)
(18)	Income (Loss) From Continuing Operations	(119)	12	140	33
(19)	Discontinued operations, net of tax	—	—	(20)	(20)
(20)	Net Income (Loss)	(119)	12	120	13
(21)	Income Allocated to Preferred Stockholders	—	—	(151)	(151)
(22)	Net Income (Loss) Attributable to Common	$ (119)	$ 12	$ 271	$ 164
(23)	Average Shares Outstanding	55			
(24)	Earnings (Loss) per Share	$ (0.31)	$ —	$ 0.61	$ 0.30

	Line item	Special Items RD	Special Items RT	Special Items Corp	Special Items FE
(1)	Electric sales	$ —	$ —	$ —	$ —
(2)	Other	—	—	—	—
(3)	Total Revenues	—	—	—	—
(4)	Fuel	—	—	—	—
(5)	Purchased power	—	—	—	—
(6)	Other operating expenses	(79)	—	72	(7)
(7)	Provision for depreciation	—	—	—	—
(8)	Amortization of regulatory assets, net	(52)	—	—	(52)
(9)	General taxes	—	—	—	—
(10)	Total Operating Expenses	(131)	—	72	(59)
(11)	Operating Income (Loss)	131	—	(72)	59
(12)	Miscellaneous income, net	2	—	(1)	1
(13)	Interest expense	—	—	(103)	(103)
(14)	Capitalized financing costs	—	—	—	—
(15)	Total Other Expense	2	—	(104)	(102)
(16)	Income (Loss) Before Income Taxes	133	—	(176)	(43)
(17)	Income taxes (benefits)	43	—	(27)	16
(18)	Income (Loss) From Continuing Operations	90	—	(149)	(59)
(19)	Discontinued operations, net of tax	—	—	38	38
(20)	Net Income (Loss)	90	—	(111)	(21)
(21)	Income Allocated to Preferred Stockholders	—	—	151	151
(22)	Net Income (Loss) Attributable to Common	$ 90	$ —	$ (262)	$ (172)
(23)	Average Shares Outstanding	1			
(24)	Earnings (Loss) per Share	$ 0.25	$ 0.03	$ (0.59)	$ (0.31)

	Line item	Operating (Non-GAAP) RD	Operating (Non-GAAP) RT	Operating (Non-GAAP) Corp	Operating (Non-GAAP) FE
(1)	Electric sales	$ (160)	$ 31	$ 24	$ (105)
(2)	Other	—	—	(4)	(4)
(3)	Total Revenues	(160)	31	20	(109)
(4)	Fuel	1	—	—	1
(5)	Purchased power	(93)	—	7	(86)
(6)	Other operating expenses	(115)	4	26	(85)
(7)	Provision for depreciation	20	9	(3)	26
(8)	Amortization of regulatory assets, net	89	3	—	92
(9)	General taxes	(7)	4	2	(1)
(10)	Total Operating Expenses	(105)	20	32	(53)
(11)	Operating Income (Loss)	(55)	11	(12)	(56)
(12)	Miscellaneous income, net	(8)	1	40	33
(13)	Interest expense	5	(6)	(6)	(7)
(14)	Capitalized financing costs	1	(2)	1	—
(15)	Total Other Expense	(2)	(7)	35	26
(16)	Income (Loss) Before Income Taxes	(57)	4	23	(30)
(17)	Income taxes (benefits)	(28)	(8)	32	(4)
(18)	Income (Loss) From Continuing Operations	(29)	12	(9)	(26)
(19)	Discontinued operations, net of tax	—	—	18	18
(20)	Net Income (Loss)	(29)	12	9	(8)
(21)	Income Allocated to Preferred Stockholders	—	—	—	—
(22)	Net Income (Loss) Attributable to Common	$ (29)	$ 12	$ 9	$ (8)
(23)	Average Shares Outstanding	1			
(24)	Earnings (Loss) per Share	$ (0.06)	$ 0.03	$ 0.02	$ (0.01)

17 July 2019

FIRSTENERGY

YTD June 2019

	(in millions, except for per share amounts)	GAAP RD	GAAP RT	GAAP Corp	GAAP FE	Special Items RD	Special Items RT	Special Items Corp	Special Items FE	Operating (Non-GAAP) RD	Operating (Non-GAAP) RT	Operating (Non-GAAP) Corp	Operating (Non-GAAP) FE
(1)	Electric sales	$ 4,643	$ 719	$ (63)	$ 5,299	$ —	$ —	$ —	$ —	$ 4,643	$ 719	$ (63)	$ 5,299
(2)	Other	122	9	(31)	100	—	—	—	—	122	9	(31)	100
(3)	Total Revenues	4,765	728	(94)	5,399	—	—	—	—	4,765	728	(94)	5,399
(4)	Fuel	260	—	—	260	—	—	—	—	260	—	—	260
(5)	Purchased power	1,383	—	9	1,392	—	—	—	—	1,383	—	9	1,392
(6)	Other operating expenses	1,401	130	(146)	1,385	(15) (a) (b)	—	23 (b)	8	1,386	130	(123)	1,393
(7)	Provision for depreciation	429	140	37	606	—	—	—	—	429	140	37	606
(8)	Amortization of regulatory assets, net	37	5	—	42	8 (a)	—	—	8	45	5	—	50
(9)	General taxes	375	103	22	500	—	—	(2) (b)	(2)	375	103	20	498
(10)	Total Operating Expenses	3,885	378	(78)	4,185	(7)	—	21	14	3,878	378	(57)	4,199
(11)	Operating Income (Loss)	880	350	(16)	1,214	7	—	(21)	(14)	887	350	(37)	1,200
(12)	Miscellaneous income, net	92	8	34	134	2 (b)	—	2 (b)	4	94	8	36	138
(13)	Interest expense	(246)	(93)	(173)	(512)	—	—	—	—	(246)	(93)	(173)	(512)
(14)	Capitalized financing costs	17	16	1	34	—	—	—	—	17	16	1	34
(15)	Total Other Expense	(137)	(69)	(138)	(344)	2	—	2	4	(135)	(69)	(136)	(340)
(16)	Income (Loss) Before Income Taxes	743	281	(154)	870	9	—	(19)	(10)	752	281	(173)	860
(17)	Income taxes (benefits)	156	61	(43)	174	3 (a) (b)	—	(4) (b)	(1)	159	61	(47)	173
(18)	Income (Loss) From Continuing Operations	587	220	(111)	696	6	—	(15)	(9)	593	220	(126)	687
(19)	Discontinued operations, net of tax	—	—	(64)	(64)	—	—	64 (b)	64	—	—	—	—
(20)	Net Income (Loss)	587	220	(175)	632	6	—	49	55	593	220	(126)	687
(21)	Income Allocated to Preferred Stockholders	—	—	9	9	—	—	(9) (c)	(9)	—	—	—	—
(22)	Net Income (Loss) Attributable to Common	$ 587	$ 220	$ (184)	$ 623	$ 6	$ —	$ 58	$ 64	$ 593	$ 220	$ (126)	$ 687
(23)	Average Shares Outstanding		531				539				539		
(24)	Earnings (Loss) per Share	$ 1.10	$ 0.42	$ (0.35)	$ 1.17	$ —	$ (0.01)	$ 0.12	$ 0.11	$ 1.10	$ 0.41	$ (0.23)	$ 1.28

Special Items (after-tax impact):

	RD	RT	Corp	FE
(a) Regulatory charges	$ (6)	$ —	$ —	$ (6)
(b) Exit of competitive generation	12	—	49	61
(c) Impact of full dilution	—	—	9	9
Impact to Earnings	$ 6	$ —	$ 58	$ 64

18 July 2019

FIRSTENERGY

YTD June 2018

	(in millions, except for per share amounts)	GAAP				Special Items				Operating (Non-GAAP)			
		RD	RT	Corp	FE	RD	RT	Corp	FE	RD	RT	Corp	FE
(1)	Electric sales	$ 4,799	$ 655	$ (77)	$ 5,377	$ —	$ —	$ —	$ —	$ 4,799	$ 655	$ (77)	$ 5,377
(2)	Other	129	9	(28)	110	—	—	—	—	129	9	(28)	110
(3)	Total Revenues	4,928	664	(105)	5,487	—	—	—	—	4,928	664	(105)	5,487
(4)	Fuel	267	—	—	267	—	—	—	—	267	—	—	267
(5)	Purchased power	1,518	—	(1)	1,517	—	—	—	—	1,518	—	(1)	1,517
(6)	Other operating expenses	1,564	114	(54)	1,624	63 [a]	—	(87) [b]	(24)	1,627	114	(141)	1,600
(7)	Provision for depreciation	396	123	41	560	—	—	—	—	396	123	41	560
(8)	Amortization (deferral) of regulatory assets, net	(259)	4	—	(255)	52 [a]	—	—	52	(207)	4	—	(203)
(9)	General taxes	379	95	20	494	—	—	—	—	379	95	20	494
(10)	Total Operating Expenses	3,865	336	6	4,207	115	—	(87)	28	3,980	336	(81)	4,235
(11)	Operating Income (Loss)	1,063	328	(111)	1,280	(115)	—	87	(28)	948	328	(24)	1,252
(12)	Miscellaneous income, net	112	7	(4)	115	—	—	(1) [b]	(1)	112	7	(5)	114
(13)	Interest expense	(257)	(81)	(265)	(603)	—	—	106 [b]	106	(257)	(81)	(159)	(497)
(14)	Capitalized financing costs	12	19	—	31	—	—	—	—	12	19	—	31
(15)	Total Other Expense	(133)	(55)	(269)	(457)	—	—	105	105	(133)	(55)	(164)	(352)
(16)	Income (Loss) Before Income Taxes (Benefits)	930	273	(380)	823	(115)	—	192	77	815	273	(188)	900
(17)	Income taxes (benefits)	231	70	33	334	(38) [a] [c]	—	(102) [b]	(140)	193	70	(69)	194
(18)	Income (Loss) From Continuing Operations	699	203	(413)	489	(77)	—	294	217	622	203	(119)	706
(19)	Discontinued operations, net of tax	—	—	1,179	1,179	—	—	(1,192) [b]	(1,192)	—	—	(13)	(13)
(20)	Net Income (Loss)	699	203	766	1,668	(77)	—	(898)	(975)	622	203	(132)	693
(21)	Income Allocated to Preferred Stockholders	—	—	304	304	—	—	(304) [d]	(304)	—	—	—	—
(22)	Net Income (Loss) Attributable to Common	$ 699	$ 203	$ 462	$ 1,364	$ (77)	$ —	$ (594)	$ (671)	$ 622	$ 203	$ (132)	$ 693
(23)	Average Shares Outstanding		477				538				538		
(24)	Earnings (Loss) per Share	$ 1.47	$ 0.43	$ 0.96	$ 2.86	$ (0.31)	$ (0.05)	$ (1.21)	$ (1.57)	$ 1.16	$ 0.38	$ (0.25)	$ 1.29

Special Items (after-tax impact):

Special Items (after-tax impact):	RD	RT	Corp	FE
(a) Regulatory charges	$ (89)	$ —	$ —	$ (89)
(b) Exit of competitive generation	—	—	(898)	(898)
(c) Tax reform	12	—	—	12
(d) Impact of full dilution	—	—	304	304
Impact to Earnings	$ (77)	$ —	$ (594)	$ (671)

19 July 2019

FIRSTENERGY

YTD June 2019 vs YTD June 2018

	(in millions, except for per share amounts)	GAAP				Special Items				Operating (Non-GAAP)			
		RD	RT	Corp	FE	RD	RT	Corp	FE	RD	RT	Corp	FE
(1)	Electric sales	$ (156)	$ 64	$ 14	$ (78)	$ —	$ —	$ —	$ —	$ (156)	$ 64	$ 14	$ (78)
(2)	Other	(7)	—	(3)	(10)	—	—	—	—	(7)	—	(3)	(10)
(3)	Total Revenues	(163)	64	11	(88)	—	—	—	—	(163)	64	11	(88)
(4)	Fuel	(7)	—	—	(7)	—	—	—	—	(7)	—	—	(7)
(5)	Purchased power	(135)	—	10	(125)	—	—	—	—	(135)	—	10	(125)
(6)	Other operating expenses	(163)	16	(92)	(239)	(78)	—	110	32	(241)	16	18	(207)
(7)	Provision for depreciation	33	17	(4)	46	—	—	—	—	33	17	(4)	46
(8)	Amortization of regulatory assets, net	296	1	—	297	(44)	—	—	(44)	252	1	—	253
(9)	General taxes	(4)	8	2	6	—	—	(2)	(2)	(4)	8	—	4
(10)	Total Operating Expenses	20	42	(84)	(22)	(122)	—	108	(14)	(102)	42	24	(36)
(11)	Operating Income (Loss)	(183)	22	95	(66)	122	—	(108)	14	(61)	22	(13)	(52)
(12)	Miscellaneous income, net	(20)	1	38	19	2	—	3	5	(18)	1	41	24
(13)	Interest expense	11	(12)	92	91	—	—	(106)	(106)	11	(12)	(14)	(15)
(14)	Capitalized financing costs	5	(3)	1	3	—	—	—	—	5	(3)	1	3
(15)	Total Other Expense	(4)	(14)	131	113	2	—	(103)	(101)	(2)	(14)	28	12
(16)	Income (Loss) Before Income Taxes	(187)	8	226	47	124	—	(211)	(87)	(63)	8	15	(40)
(17)	Income taxes (benefits)	(75)	(9)	(76)	(160)	41	—	98	139	(34)	(9)	22	(21)
(18)	Income (Loss) From Continuing Operations	(112)	17	302	207	83	—	(309)	(226)	(29)	17	(7)	(19)
(19)	Discontinued operations, net of tax	—	—	(1,243)	(1,243)	—	—	1,256	1,256	—	—	13	13
(20)	Net Income (Loss)	(112)	17	(941)	(1,036)	83	—	947	1,030	(29)	17	6	(6)
(21)	Income Allocated to Preferred Stockholders	—	—	(304)	(304)	—	—	304	304	—	—	—	—
(22)	Net Income (Loss) Attributable to Common	$ (112)	$ 17	$ (637)	$ (732)	$ 83	$ —	$ 643	$ 726	$ (29)	$ 17	$ 6	$ (6)
(23)	Average Shares Outstanding		54				1				1		
(24)	Earnings (Loss) per Share	$ (0.37)	$ (0.01)	$ (1.31)	$ (1.69)	$ 0.31	$ 0.04	$ 1.33	$ 1.68	$ (0.06)	$ 0.03	$ 0.02	$ (0.01)

20 July 2019 FIRSTENERGY

2019F GAAP to Operating (Non-GAAP) Earnings[(1)] Reconciliation

	2019 Forecast				3Q19 Forecast
(In $M, except per share amounts)	RD	RT	Corp	FE	FE
2019F Net Income (Loss) attributable to Common Stockholders (GAAP)	$1,170 - $1,275	$435 - $480	($340) - ($330)	$1,265 - $1,425	$365 - $430
2019F Earnings (Loss) Per Share	$2.16 - $2.36	$0.81 - $0.89	($0.63) - ($0.61)	$2.34 - $2.64	$0.68 - $0.80
Excluding Special Items:					
Impact of full dilution	(0.02)	—	0.02	—	—
Regulatory charges	(0.01)	—	—	(0.01)	—
Exit of competitive generation	0.03	—	0.09	0.12	—
Total Special Items	—	—	0.11	0.11	—
2019F Operating Earnings (Loss) Per Share - Non-GAAP (540M fully diluted shares)	$2.16 - $2.36	$0.81 - $0.89	($0.52) - ($0.50)	$2.45 - $2.75	$0.68 - $0.80

Note: Current forecast assumes full year of Ohio Rider DMR

(1) Operating earnings exclude special items as described in the reconciliation table above and is a non-GAAP financial measure.

Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period assuming full impact of dilution from the $2.5B equity issuance in January 2018 (540M fully diluted shares). The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29%. 2019F Earnings (Loss) Per Share and 2019F Operating Earnings (Loss) Per Share - Non-GAAP are based on 540M shares outstanding.

21 July 2019 FIRSTENERGY

Forward-Looking Statements Forward-Looking Statements: This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Unless the context requires otherwise, as used herein, references to “we,” “us,” “our,” and “FirstEnergy” refer to FirstEnergy Corp. Forward-looking statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward- looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the ability to successfully execute an exit from commodity-based generation, including, without limitation, mitigating exposure for remedial activities associated with formerly owned generation assets; the risks associated with the Chapter 11 bankruptcy proceedings involving FirstEnergy Solutions Corp. (FES), its subsidiaries, and FirstEnergy Nuclear Operating Company (FENOC) (FES Bankruptcy) that could adversely affect us, our liquidity or results of operations, including, without limitation, that conditions to the FES Bankruptcy settlement agreement may not be met or that the FES Bankruptcy settlement agreement may not be otherwise consummated, and if so, the potential for litigation and payment demands against us by FES or FENOC or their creditors; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, our strategy to operate and grow as a fully regulated business, to execute our transmission and distribution investment plans, to continue to reduce costs through FE Tomorrow, which is the FirstEnergy initiative launched in late 2016 to identify our optimal organization structure and properly align corporate costs and systems to efficiently support FirstEnergy as a fully regulated company going forward, and other initiatives, and to improve our credit metrics, strengthen our balance sheet and grow earnings; legislative and regulatory developments including, but not limited to, matters related to rates, compliance and enforcement activity; economic and weather conditions affecting future operating results, such as significant weather events and other natural disasters, and associated regulatory events or actions; changes in assumptions regarding economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers' demand for power, including, but not limited to, the impact of change or energy efficiency and peak demand reduction mandates; changes in national and regional economic conditions affecting us and/or our major industrial and commercial customers or others with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts and other trust funds, or causing us to make contributions sooner, or in amounts that are larger, than currently anticipated; the risks associated with the decommissioning of our retired and former nuclear facilities; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including the Tax Cuts and Jobs Act, or adverse tax audit results or rulings; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; and the risks and other factors discussed from time to time in FirstEnergy’s Securities and Exchange Commission (SEC) filings. Dividends declared from time to time on FirstEnergy’s common stock, and thereby on FirstEnergy’s preferred stock, during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy’s filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise. 22 July 2019